UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): June 30, 2005



                               SILGAN HOLDINGS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117                06-1269834
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 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On June 30, 2005, we and certain of our wholly owned subsidiaries completed the refinancing of our previous senior secured credit facility by entering into a new $1 billion senior secured credit facility with Deutsche Bank AG New York Branch, as Administrative Agent, Bank of America, N.A. and Morgan Stanley Bank, as Co-Syndication Agents, BNP Paribas and JPMorgan Chase Bank, N.A., as Co-Documentation Agents, and various lenders. Our new credit facility also contains an uncommitted incremental loan facility of up to $350 million, of which no more than $150 million may be in the form of incremental revolving loans.

All amounts owing under our previous senior secured credit facility, dated as of June 28, 2002 (as amended), were repaid with proceeds from loans made under the new credit facility. Upon closing this refinancing, the Company recorded a non-cash, pre-tax charge of $11.0 million for a loss on early extinguishment of debt to write-off the unamortized debt issuance costs of the previous credit facility.

Description of the New Credit Facility

The following is a summary of certain terms of our new credit facility and is qualified in its entirety by reference to the agreements filed as exhibits hereto.

The Available Credit Facility

Our new credit facility provides us with an aggregate principal amount of $425 million of term loans designated A term loans and $125 million of term loans designated B term loans and provides Silgan Containers Corporation, Silgan Plastics Corporation and certain of our other wholly owned subsidiaries up to an aggregate principal amount (determined on a U.S. dollar equivalent basis) of $450 million of revolving loans, letters of credit and swingline loans, denominated in U.S. Dollars, Euros or Pounds Sterling.

The revolving loans generally can be borrowed, repaid and reborrowed from time to time until June 30, 2011, on which date all revolving loans mature and are payable in full. Amounts repaid under the term loans cannot be reborrowed.

We may use proceeds from future revolving loans for working capital and general corporate purposes, including permitted acquisitions. Up to $75 million of the revolving credit facility may be used for letters of credit and up to $30 million may be used to incur swingline loans.

The uncommitted incremental revolving facility provides, among other things, that any incremental revolving loan borrowing shall:

       o  be denominated in U.S. dollars or certain foreign currencies; and

       o  not exceed an aggregate of $150 million.




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




The A term loans mature on June 30, 2011 and are payable in installments as follows:

                    A Term Loan
              Scheduled Repayment Date              Amount
              ------------------------              ------
                 December 31, 2007                $63,750,000
                 December 31, 2008                $63,750,000
                 December 31, 2009                $85,000,000
                 December 31, 2010                $85,000,000
                 June 30, 2011                   $127,500,000



The B Term Loans mature on June 30, 2012 and are payable in installments as follows:

                    B Term Loan
              Scheduled Repayment Date              Amount
              ------------------------              ------
                 December 31, 2005                 $1,250,000
                 December 31, 2006                 $1,250,000
                 December 31, 2007                 $1,250,000
                 December 31, 2008                 $1,250,000
                 December 31, 2009                 $1,250,000
                 December 31, 2010                 $1,250,000
                 December 31, 2011                 $1,250,000
                 June 30, 2012                   $116,250,000



Our new credit facility also contains certain mandatory repayment provisions, including requirements to prepay loans with proceeds received from the incurrence of certain indebtedness, with proceeds received from certain asset sales, and, under certain circumstances, with 50% of our excess cash flow. The mandatory repayment provisions are no more restrictive in the aggregate than under our previous credit facility. Generally, mandatory prepayments of term loans are allocated pro rata to the A term loans and B term loans and applied first to the scheduled amortization payments in the year of such prepayment and, to the extent in excess thereof, pro rata to the remaining installments of term loans. Voluntary prepayments of term loans may be applied to any tranche of term loans at our discretion and are applied first to the scheduled amortization payments in the year of such prepayment and, to the extent in excess thereof, pro rata to the remaining installments.

The uncommitted incremental term loan facility, which shall not exceed $350 million less any amount outstanding under the incremental revolving loan facility, provides, among other things, that any incremental term loan borrowing shall:

       o be denominated in a single currency, either in U.S. dollars or certain foreign currencies;

       o be in a minimum aggregate amount for all lenders participating in a given tranche of at least $50 million;


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

       o have a maturity date no earlier than the maturity date for the B Term Loans and a weighted average life to maturity of no less than the weighted average life to maturity as then in effect for the B Term Loans; and

       o be used to finance acquisitions and refinance any indebtedness assumed as a part of such acquisitions, to refinance or repurchase subordinated debt as permitted and to repay outstanding revolving loans.

If the borrowings are made in dollars, each of the term loans, revolving loans and, when committed, the incremental term loans and incremental revolving loans, at our election, may consist of loans designated as Eurodollar loans or Base Rate loans. Each of the dollar-denominated loans can be converted from a Base Rate loan to a Eurodollar loan and vice versa. Borrowings in Euros or Pounds Sterling are designated as Euro Rate loans. The interest periods for Eurodollar and Euro Rate loans may be one, two, three, six or, to the extent available, twelve months or seven days.

As of June 30, 2005, the outstanding principal amounts of A term loans, B term loans and revolving loans under our new credit facility were $425 million, $125 million and $351.6 million, respectively.

Security and Guarantees

Under the terms of a security agreement, a pledge agreement and a borrowers/subsidiaries guaranty made in favor of the lenders, we and certain of our subsidiaries guarantee on a secured basis all of the obligations of the borrowers under the new credit facility and pledge substantially all of our respective assets and properties (other than real property) as collateral to secure the obligations under the new credit agreement, subject to limited exceptions.

Interest and Fees

Interest on term loans and revolving loans maintained as Base Rate loans accrues at floating rates equal to the sum of the Base Rate plus the applicable margin. The Base Rate is the higher of the prime lending rate of the administrative agent or 1/2 of 1% in excess of the overnight federal funds rate. Interest on term loans and revolving loans maintained as Eurodollar loans, Euro loans or Pounds Sterling loans accrues at floating rates equal (i) in the case of Eurodollar loans, to the sum of the applicable margin plus the applicable rate for deposits in dollars appearing on Page 3750 of the Telerate screen or, if such page is not available, a formula rate determined with reference to the rate offered by the administrative agent for dollar deposits in the New York interbank eurodollar market, (ii) in the case of Euro and Pounds Sterling loans, to the sum of the applicable margin plus either the applicable LIBOR rate as provided under the new credit facility or a rate per annum as agreed by the administrative agent, the applicable lenders and the borrower.

The applicable margin for B term loans that are maintained as Base Rate loans is fixed through maturity at 0.25% and for B term loans that are maintained as Eurodollar loans is fixed through maturity at 1.25%. For the period from June 30, 2005 through the date of the delivery of financial statements with respect to our fiscal quarter ending September 30, 2005, the applicable margin for A term loans and revolving loans that are maintained as Base Rate loans is 0.125% and as Eurodollar and Euro Rate loans is 1.125%. For the period following the delivery of our September 30, 2005, financial statements, the applicable margin for A term loans and revolving loans will be reset quarterly based on our leverage ratio.


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


The revolving borrowers have agreed to pay to the applicable lenders a commitment commission calculated initially as 0.30% per annum on the daily average unused portion of the lenders' commitment in respect of the revolving loans until such commitment is terminated. The commitment commission rate ranges from 0.20% to 0.50% and is subject to change on a quarterly basis beginning after the delivery of our September 30, 2005 financials based on our leverage ratio. Each of the revolving borrowers is also required to pay to the applicable lenders under our new credit facility a letter of credit fee equal to the applicable margin in effect from time to time for revolving loans maintained as Eurodollar loans, and to pay to the issuers of the letter of credit a facing fee of 1/8 of 1% per annum, in each case calculated on the aggregate stated amount of letters of credit for the stated duration. Additionally, in connection with the closing of our new credit facility, the agents and the lenders also received certain other fees.

Certain Covenants

Our new credit facility contains certain financial and operating covenants that are generally no more restrictive in the aggregate than the covenants contained in our previous credit facility. Subject to certain exceptions as described in the new credit facility, the covenants limit, among other things, our ability to:

       o  incur additional indebtedness;

       o  create liens;

       o  consolidate, merge or sell assets;

       o  make certain capital expenditures;

       o  make certain advances, investments and loans;

       o  enter into certain transactions with affiliates;

       o engage in any business other than the packaging business and related businesses;

       o  pay dividends; and

       o  repurchase stock.

Our new credit facility requires our interest coverage ratio on the last day of the fiscal quarter of any four consecutive fiscal quarters to be at least 3:1 and our leverage ratio on the last day of the fiscal quarter of any four consecutive fiscal quarters to be no greater than 4:1.

Events of Default

Our new credit facility contains certain customary provisions concerning events of default. Upon the occurrence of any such event of default under our new credit facility, the lenders are permitted, among other things, to accelerate the maturity of the term loans and the revolving loans and all other outstanding indebtedness under the facility and terminate their commitment to make any further revolving loans or to issue any letters of credit.


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


Item 1.02. Termination of a Material Definitive Agreement.

The information provided under Item 1.01 of this Current Report is incorporated herein by reference with respect to the termination of our previous senior secured credit facility.

                        Section 2--Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information provided under Item 1.01 of this Current Report is incorporated herein by reference to the extent applicable.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                               Description
----------                                -----------

10.1 Credit Agreement, dated as of June 30, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, each other revolving borrower party thereto from time to time, each other incremental term loan borrower party thereto from time to time, various lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Bank of America, N.A. and Morgan Stanley Bank, as Co-Syndication Agents, and BNP Paribas and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.2 US Security Agreement, dated as of June 30, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Closures Corporation, Silgan Closures LLC, Silgan Closures Holding Company, Silgan
                    Closures International Holding Company, Silgan Equipment Company, Silgan Tubes Corporation, Silgan Tubes Holding Company, and Deutsche Bank AG New York Branch, as collateral agent.

10.3 US Pledge Agreement, dated as of June 30, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan LLC, Silgan Corporation, RXI Plastics, Inc., Silgan Closures Corporation, Silgan Closures LLC, Silgan Closures Holding Company, Silgan Closures International Holding Company, Silgan Equipment Company, Silgan Tubes Corporation, Silgan Tubes Holding Company, and Deutsche Bank AG New York Branch, as collateral agent.


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


10.4 US Borrower/Subsidiaries Guaranty, dated as of June 30, 2005, made by each of Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan LLC, Silgan Corporation, RXI Plastics, Inc., Silgan Closures Corporation, Silgan Closures LLC, Silgan Closures Holding Company, Silgan Closures International Holding Company, Silgan Equipment Company, Silgan Tubes Corporation and Silgan Tubes Holding Company, in favor of the creditors thereunder.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: July 7, 2005












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




                                INDEX TO EXHIBITS

Exhibit No.                               Description
----------                                -----------

10.1 Credit Agreement, dated as of June 30, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, each other revolving borrower party thereto from time to time, each other incremental term loan borrower party thereto from time to time, various lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Bank of America, N.A. and Morgan Stanley Bank, as Co-Syndication Agents, and BNP Paribas and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.2 US Security Agreement, dated as of June 30, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Closures Corporation, Silgan Closures LLC, Silgan Closures Holding Company, Silgan
                    Closures International Holding Company, Silgan Equipment Company, Silgan Tubes Corporation, Silgan Tubes Holding Company, and Deutsche Bank AG New York Branch, as collateral agent.

10.3 US Pledge Agreement, dated as of June 30, 2005, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan LLC, Silgan Corporation, RXI Plastics, Inc., Silgan Closures Corporation, Silgan Closures LLC, Silgan Closures Holding Company, Silgan Closures International Holding Company, Silgan Equipment Company, Silgan Tubes Corporation, Silgan Tubes Holding Company, and Deutsche Bank AG New York Branch, as collateral agent.

10.4 US Borrower/Subsidiaries Guaranty, dated as of June 30, 2005, made by each of Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan LLC, Silgan Corporation, RXI Plastics, Inc., Silgan Closures Corporation, Silgan Closures LLC, Silgan Closures Holding Company, Silgan Closures International Holding Company, Silgan Equipment Company, Silgan Tubes Corporation and Silgan Tubes Holding Company, in favor of the creditors thereunder.



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